SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 8, 2009

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:
(516) 803-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE

On May 8, 2009, Unaudited Condensed Consolidated Financial Statements of Rainbow National Services LLC and Subsidiaries (“RNS”), an indirect wholly-owned subsidiary of Cablevision Systems Corporation and CSC Holdings, Inc., as of March 31, 2009 and December 31, 2008 and for the three months ended March 31, 2009 and 2008, and Management’s Discussion and Analysis of Financial Condition and Results of Operations were furnished to RNS bondholders in accordance with the requirements of the Indenture, dated as of August 20, 2004, relating to RNS’ and RNS Co-Issuer Corporation’s $300,000,000 8-3/4% Senior Notes due 2012 and the Indenture, dated as of August 20, 2004, relating to RNS’ and RNS Co-Issuer Corporation’s $325,000,000 10-3/8% Senior Subordinated Notes due 2014. The RNS Unaudited Condensed Consolidated Financial Statements are attached hereto as Exhibit 99.1 and the RNS Management’s Discussion and Analysis of Financial Condition and Results of Operations is attached hereto as Exhibit 99.2 and both items are being furnished in this Form 8-K filing.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1.	Rainbow National Services LLC and Subsidiaries Unaudited Condensed Consolidated Financial Statements as of March 31, 2009 and December 31, 2008 and for the three months ended March 31, 2009 and 2008

99.2.	Rainbow National Services LLC and Subsidiaries Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2009 and 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Wm. Keith Harper
		Name:	Wm. Keith Harper
		Title:	Senior Vice President and Controller

Dated: May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Wm. Keith Harper
		Name:	Wm. Keith Harper
		Title:	Senior Vice President and Controller

Dated: May 8, 2009